Exhibit 23.4

CONSENT OF PATENT COUNSEL

We hereby consent to the reference to our firm, in connection with passing upon patent matters,under the caption "Legal Matters" in this registration statement on Form F-1 of C.W. Chemical Waste Technologies Limited.


                                                         /s/ Pepper Hamilton LLP
                                                         -----------------------
                                                            PEPPER HAMILTON LLP


Washington, D.C.
March 4, 1998